Income Taxes	6 Months Ended
Jun. 30, 2022
Income Tax Disclosure [Abstract]
Income Taxes
(7)	Income Taxes

The Company’s effective income tax rates were 2.4% and -0.2% for the three months ended June 30, 2022 and 2021, respectively, and 2.2% and 0.7% for the six months ended June 30, 2022 and 2021, respectively. The Company has computed its provision for income taxes based on the estimated annual effective income tax rate and is affected by recurring items, such as tax rates in foreign jurisdictions and the relative amounts of income the Company earns in those jurisdictions. It is also affected by the changes in discrete items that may occur in any given period. The increase in the effective income tax rate in 2022 compared to the same period in 2021 was primarily due to a reduction in the proportion of the Company’s income generated in lower tax jurisdictions in 2022.